Rosehill Resources Inc.
16200 Park Row, Suite 300
Houston, TX 77084

July 15, 2020

JPMorgan Chase Bank, N.A., as administrative agent
712 Main St., Fl 5
Houston, Texas 77002
Attention: Darren Vanek
E-mail address: Darren.m.vanek@jpmorgan.com

EIG Management Company, LLC
Three Allen Center
333 Clay Street
Suite 3500
Houston, TX 77002
Attention: Richard K. Punches, Clay Taylor
E-mail addresses: richard.punches@eigpartners.com,
clay.taylor@eigpartners.com

Tema Oil and Gas Company
100 Light Street
25th floor
Baltimore, MD 21202
Attention: Frank Rosenberg, Andrew Lapayowker
E-mail address: frosenberg@rosemoreinc.com,
alapayowker@rosemoreinc.com
Re: Rosehill - First Amendment to Restructuring Support Agreement
Ladies and Gentlemen,
Reference is made to that certain Restructuring Support Agreement (the “Restructuring Support Agreement”)1 dated as of June 30, 2020, by and between Rosehill Resources Inc. and Rosehill Operating Company, LLC (collectively, the “Company Parties”), Tema Oil and Gas Company (“Tema”), the Consenting Revolving Credit Agreement Lenders, and the Consenting Secured Noteholders.
Pursuant to the terms of this First Amendment to Restructuring Support Agreement (this “Agreement”), the Company Parties, the Required Revolving Credit Agreement Lenders, the Required Secured Noteholders, and Tema, hereby agree, that:

a.
Section 9.01(a)(i) of the Restructuring Support Agreement is hereby amended and replaced to read, “The Company Parties shall have commenced solicitation of the Plan in accordance with section 1126(b) of the Bankruptcy Code on or before July 20, 2020 (which may be reasonably extended subject to the terms and conditions of the ‘Tax Structure’ provision of the Restructuring Term Sheet)”; and

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1	Capitalized terms used in this letter agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Restructuring Support Agreement.

b.
Section 9.01(a)(ii) of the Restructuring Support Agreement is hereby amended and replaced to read, “the Company Parties shall have commenced the Chapter 11 Cases by filing petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court on or before July 22, 2020 at 11:59 p.m. (prevailing Central Time) (the date of such commencement, the ‘Petition Date’).”

The undersigned hereby represent and warrant that their Claims and Interests have not been transferred or assigned to any Person since the execution of the Restructuring Support Agreement.

This Agreement shall be effective upon the execution by the Company Parties, and the Company Parties’ receipt of executed copies of this Agreement by Tema, the Required Revolving Credit Agreement Lenders, and the Required Secured Noteholders.

This Agreement is limited solely to the specific matters listed above and shall not be deemed to be a waiver or an amendment of any provision of the Restructuring Support Agreement except as expressly set forth herein.

The provisions of Article 11 of the Restructuring Support Agreement shall apply to this Agreement mutatis mutandis.

This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages maybe detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ROSEHILL RESOURCES INC.
By:	/s/ R. Craig Owen
Name:	R. Craig Owen
Title:	Senior Vice President & Chief Financial Officer

ROSEHILL OPERATING COMPANY, LLC
By:	/s/ R. Craig Owen
Name:	R. Craig Owen
Title:	Senior Vice President & Chief Financial Officer

[Signature Page for First Amendment to Restructuring Support Agreement]

EIG ENERGY FUND XVI, L.P.
By:	EIG Management Company, LLC, its manager

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

EIG ENERGY FUND XVI-B, L.P.
By:	EIG Management Company, LLC, its manager

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

EIG ENERGY FUND XVI-E, L.P.
By:	EIG Management Company, LLC, its manager

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

[Signature Page for First Amendment to Restructuring Support Agreement]

EIG HOLDINGS PARTNERHIP (DIREWOLF), L.P.
By:	EIG Management Company, LLC, its manager

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

EIG XVI HOLDINGS PARTNERSHIP (DIREWOLF), L.P.
By:	EIG Direwolf GP, LLC, its General Partner
By:	EIG Asset Management, LLC, its Managing Member

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

EIG-GATEWAY DIRECT INVESTMENTS (DIREWOLF), L.P.
By:	EIG Management Company, LLC, its manager

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

[Signature Page for First Amendment to Restructuring Support Agreement]

EIG-KEATS ENERGY PARTNERS, L.P.
By:	EIG Management Company, LLC, its manager

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

FS ENERGY AND POWER FUND
By:	FS/EIG Advisor, LLC, its investment advisor

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

EIG DIREWOLF EQUITY AGGREGATOR, L.P.
By:	EIG Direwolf GP, LLC, its General Partner
By:	EIG Asset Management, LLC, its Managing Member

By:	/s/ Clayton R. Taylor
Name:	Clayton R. Taylor
Title:	Managing Director

By:	/s/ Richard K. Punches II
Name:	Richard K. Punches II
Title:	Managing Director

[Signature Page for First Amendment to Restructuring Support Agreement]

JPMORGAN CHASE BANK, N.A., ("JPMC")
as Administrative Agent and Revolving Credit Agreement Lender, solely in respect of its Commercial Banking Corporate Client Banking & Specialized Industries unit (“CCBSI”) and not any other unit, group, division or affiliate of JPMC and solely in respect of CCBSI’s Revolving Credit Agreement Claim holdings. For the avoidance of doubt, and notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not apply to JPMC (other than with respect to claims arising from the Revolving Credit Agreement Claims held by CCBSI).

By:	/s/ Anca Loghin
Name:	Anca Loghin
Title:	Authorized Officer

[Signature Page for First Amendment to Restructuring Support Agreement]

CITIBANK N.A., as a Revolving Credit Agreement Lender

By:	/s/ Thomas Skipper
Name:	Thomas Skipper
Title:	Vice President

[Signature Page for First Amendment to Restructuring Support Agreement]

BMO HARRIS BANK N.A., as a Revolving Credit Agreement Lender

By:	/s/ Radhika Kapur
Name:	Radhika Kapur
Title:	Vice President

[Signature Page for First Amendment to Restructuring Support Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Revolving Credit Agreement Lender

By:	/s/ Michael Miller
Name:	Michael Miller
Title:	Vice President

[Signature Page for First Amendment to Restructuring Support Agreement]

ING Capital LLC, as a Revolving Credit Agreement Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

[Signature Page for First Amendment to Restructuring Support Agreement]

BBVA USA, as a Revolving Credit Agreement Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Senior Vice President

[Signature Page for First Amendment to Restructuring Support Agreement]

TEMA OIL AND GAS COMPANY,

By:	/s/ Frank B. Rosenberg
Name:	Frank B. Rosenberg
Title:	President

[Signature Page for First Amendment to Restructuring Support Agreement]